SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITES EXCHANGE ACT OF 1934

                                  MAY 22, 2001
                        (Date of earliest event reported)

                             AUTOCORP EQUITIES, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                                          87-0522501
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporated organization)

                                    000-15216
                            (Commission File Number)

                            300 N. Coit Rd, Suite 830
                             Richardson, Texas 75080
                    (Address of principal executive offices)

                                 (972) 378-5355
              (Registrant's telephone number, including area code)

In this report,  the words we, our, ours, us, and Company refer only to AutoCorp
Equities,   Inc.  They  do  not  include  any  of  our  subsidiaries  unless  we specifically refer to them.

Headquartered in Richardson, Texas, we are a sub-prime indirect consumer lender for automobile finance and an investor in new and used car dealerships. On May 22, 2001 we acquired an operating interest with an option to purchase an ownership interest in a Chevrolet/Oldsmobile new car dealership in Guthrie, Oklahoma.

Item 1.  Changes in Control of Registrant - N/A

Item 2.  Acquisition or Disposition of Assets

         (a)      Acquisition of Assets - N/A

         (b)      Disposition of Assets - N/A

Item 3.  Bankruptcy or Receivership - N/A

Item 4.  Changes in Registrant's Certifying Accountant - N/A

Item 5.  Other Events

         (a)      Operating Interest

                  As further described in the Exhibits, an agreement was reached with Jim Miles Chevrolet/Oldsmobile Inc., a new automobile dealership in Guthrie, Oklahoma.

                  The Company loaned the dealership $150,000 and, in return, the Company received a 13.5% interest in the annual operating profits of the dealership and a note in the amount of $150,000. In addition, the agreement also grants the Company an option to purchase, subject to certain conditions and approvals, (through the exercise of a stock purchase warrant) a 13.5% equity interest in the dealership no later than July 13, 2005.

                  The Company believes, without assurance, that over time the agreement with the dealership will become a valuable asset to the Company through the ability to access the dealership's point of sale lenders, provide financing for the dealership's sub-prime customers, provide an opportunity to provide financing for borrowers with better than sub-prime credit, give the Company a base from which to acquire additional franchise dealerships and enhance of the Company's ability to acquire capital with ultimate minority equity ownership.

Item 6.  Resignations of Registrants Directors - N/A

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statement of Business Acquired - N/A

         (b)      Pro Forma Financial Information - N/A

         (c)      Exhibits

                  5.1 Management Services Agreement by and between AutoCorp Equities, Inc. and JMCO dated May 22, 2001

                  5.2 Common Stock Purchase Warrant by and between AutoCorp Equities, Inc and Jim Miles dated May 22, 2001.

Item 8.  Change in Fiscal Year - N/A

Item 9.  Regulation FD Disclosure - N/A


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: June 6, 2001                          AUTOCORP EQUITIES, INC.

                                            (Registrant)


                                             /s/ Jerry Hamilton
                                             ----------------------------------
                                             Jerry Hamilton
                                             Controller and Principal Accounting
                                             Officer